PROJECT PROFILE
Northpoint Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping finance the $86.8 million substantial rehabilitation of the scattered site Northpoint Apartments in Chicago, Illinois. This will generate more than 226,000 hours of union construction work and preserve Northpoint’s 304 affordable rental units. Northpoint is the HIT’s 53rd Chicago project and 105th in Illinois.

Northpoint is located in Rodgers Park, on Chicago’s north side. Renovating its twelve buildings will update all major building systems (HVAC, plumbing, mechanicals); replace roofs; restore masonry exteriors; and upgrade all units and common spaces.

HIT ROLE	The HIT provided $49.0 million in financing for Northpoint Apartments through the purchase of short term, tax-exempt cash collateralized bonds rated AAA issued by the Illinois Housing Development Authority during the renovation period and a Fannie Mae DUS mortgage-backed security financing the permanent mortgage loan.

SOCIAL IMPACT	Northpoint will be renovated using 100% union labor. All 304 units will be affordable to households earning less than 60% of area median income. The property benefits from a HUD Section 8 housing assistance payment contract (limiting the rent paid by eligible tenants to 30% of their income) that will be extended for twenty years. Its energy efficient upgrades qualify the project for Fannie Mae’s Green Financing program that provides preferential pricing.

ECONOMIC IMPACT OF INVESTMENT*
HIT Investment $49.0 Million	Total Development Cost $86.8 Million	304 Units of housing, with 100% affordable units	226,220 Hours of Union Construction Work Generated	$10.7 Million Tax revenue generated	$69.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of July 31, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Northpoint Apartments – Chicago, IL

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

— Michael Macellaio, Secretary-Treasurer

     Chicago and Cook County Building Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

8/2020

1227 25th Street, NW, Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com